UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

LIQUIDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

As previously disclosed in the Registration Statement on Form S-1 (File No. 333-225960) (the “Registration Statement”) of Liquidia Technologies, Inc., a Delaware corporation (the “Company”), effective as of the time that the Registration Statement was declared effective by the U.S. Securities and Exchange Commission on July 25, 2018, and in connection with the consummation of the initial public offering of 4,545,455 shares of common stock, $0.001 par value per share (“Common Stock”), of the Company, at an initial offering price of $11.00 per share (the “IPO”), Dr. Isaac Cheng and Mr. Jason Rushton each resigned from the Company’s board of directors (the “Board”). The resignations of Dr. Cheng and Mr. Rushton were not caused by any disagreement with the Company.

Grant of Options

As previously disclosed in the Registration Statement, on July 25, 2018 and in connection with the consummation of the IPO and, with respect to Mr. Gordon’s grant, pursuant to the Gordon Employment Agreement, the Compensation Committee granted an aggregate of 307,164 shares of Common Stock underlying stock options under the 2018 Plan to the following directors and executive officers of the Company in the following amounts: Neal Fowler (192,008 shares); Kevin Gordon (41,084 shares); Dr. Stephen Bloch (26,986 shares); Edward Mathers (26,986 shares); Arthur Kirsch (10,050 shares); and Raman Singh (10,050 shares).  Twenty-five percent of the shares of Common Stock underlying the incentive stock options granted to Messrs. Fowler and Gordon vest on the one year anniversary of the date of grant, with the remaining 75% vesting monthly through the fourth anniversary of the date of grant, subject to Messrs. Fowler’s and Gordon’s continuous service to the Company on each vesting date.  The nonstatutory options granted to Dr. Bloch and Messrs. Kirsch, Mathers and Singh vest monthly through the three year anniversary of the date of grant, subject to each optionholder’s continuous service to the Company on each vesting date.

The foregoing description of the option grants is qualified in its entirety by the full text of the form of Incentive Stock Option Agreement and form of Nonstatutory Stock Option Agreement, copies of which are attached as Exhibit 10.3 of the Registration Statement and are incorporated herein by reference.

Grant of Restricted Stock Units

As previously disclosed in the Registration Statement, on July 26, 2018 and in connection with the consummation of the IPO and pursuant to that certain Executive Employment Agreement, dated as of January 22, 2018, by and between the Company and Kevin Gordon (the “Gordon Employment Agreement”), the Compensation Committee of the Board (the “Compensation Committee”) granted Mr. Gordon 41,084 shares of Common Stock issuable upon the vesting of restricted stock units (the “RSUs”) under the Company’s 2018 Long-Term Incentive Plan (the “2018 Plan”).  Twenty-five percent of the RSUs vest on the one year anniversary of the date of grant, with the remaining 75% vesting monthly through the fourth anniversary of the date of grant, subject to Mr. Gordon’s continuous service to the Company on each vesting date.

The foregoing description of the grant of RSUs is qualified in its entirety by the full text of the form of Restricted Stock Units Agreement, a copy of which is attached as Exhibit 10.3 of the Registration Statement and is incorporated herein by reference.

Albury and Lippe Employment Agreements

On July 25, 2018, the Company entered into an Amended and Restated Executive Employment Agreement with each of Timothy Albury, the Company’s Senior Vice President, Chief Accounting Officer (the “Albury Employment Agreement”), and Robert Lippe, the Company’s Chief Operations Officer (the “Lippe Employment Agreement”), each of which are described in the Registration Statement.  The descriptions of the Albury Employment Agreement and the Lippe Employment Agreement in the Registration Statement are qualified in their entirety by the full text of the Albury Employment Agreement and the Lippe Employment Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Executive Severance and Change in Control Plan

On July 26, 2018, the Company’s Executive Severance and Change in Control Plan (the “Severance Plan”), as described in the Registration Statement became effective.  The description of the Severance Plan in the Registration Statement is qualified in its entirety by the full text of the Severance Plan, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Annual Cash Bonus Plan

On July 26, 2018, the Company’s Annual Cash Bonus Plan (the “Bonus Plan”), as described in the Registration Statement became effective.  The description of the Bonus Plan in the Registration Statement is qualified in its entirety by the full text of the Bonus Plan, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

As previously disclosed in the Registration Statement, on July 30, 2018 and in connection with the consummation of the IPO, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Board and the Company’s stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the consummation of the IPO. The Restated Certificate amends and restates the Company’s existing amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) authorize 40,000,000 shares of Common Stock; (ii) eliminate all references to the previously-existing series of preferred stock of the Company; (iii) authorize 10,000,000 shares of undesignated preferred stock, $0.001 par value per share, that may be issued from time to time by the Board in one or more series; (iv) provide that the Corporation will have a staggered board of directors; (v) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; and (vi) set the authorized number of directors between three and 11, as shall be fixed from time to time pursuant to a resolution adopted by a majority of the Board.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

In addition, as previously disclosed in the Registration Statement, on July 30, 2018 and in connection with the consummation of the IPO, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders to become effective immediately upon the consummation of the IPO, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws, as amended, in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish special procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) provide for a staggered board of directors; (v) provide that the number of directors may only be set by the Board; and (vi) conform to the amended provisions of the Restated Certificate.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)

3.1	Amended and Restated Certificate of Incorporation of Liquidia Technologies, Inc.
3.2	Amended and Restated Bylaws of Liquidia Technologies, Inc.
10.1	Amended and Restated Executive Employment Agreement, dated as of July 25, 2018, by and between Liquidia Technologies, Inc. and Timothy Albury.
10.2	Amended and Restated Executive Employment Agreement, dated as of July 25, 2018, by and between Liquidia Technologies, Inc. and Robert Lippe.
10.3	Liquidia Technologies, Inc. Executive Severance and Change in Control Plan.
10.4	Liquidia Technologies, Inc. Annual Cash Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2018	Liquidia Technologies, Inc.

	By:	/s/ Kevin Gordon
		Name:	Kevin Gordon
		Title:	President and Chief Financial Officer